EXHIBIT NO. 23.01
CONSENT OF COUNSEL

        I hereby consent to the reference to myself under the caption "Legal Matters" in the Prospectus.


                                            /s/ WALLACE T. BOYACK, ESQ.
                                            ---------------------------
                                                WALLACE T. BOYACK, ESQ.

Salt Lake City, Utah
July 23, 2001

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